Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 26,790,575.00
Previously Paid Amount	0.00
Total Fee Amount	3,699.78
Total Offset Amount	0.00
Net Fee	$ 3,699.78